                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            July 17, 2000
                                                         ------------------

                          GEORGIA-PACIFIC CORPORATION
               -------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          GEORGIA                       1-3506                  93-0432081
-----------------------------         ----------           -------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number         Identification Number)


133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA                       30303
--------------------------------------------                    ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including area code            (404) 652-4000
                                                              --------------
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Item 7.    Financial Statements, Pro Forma Financial Information
-------    -----------------------------------------------------
               and Exhibits.
               -------------
(c)      Exhibits
         --------

Exhibit 2 Agreement and Plan of Merger dated as of July 16, 2000, among Georgia-Pacific Corporation, Fenres Acquisition Corp. and Fort James Corporation.

           99 Press release issued by Georgia-Pacific Corporation on July 17, 2000.
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 17, 2000


                                         GEORGIA-PACIFIC CORPORATION



                                         By /s/ James F. Kelley
                                            -------------------
                                            James F. Kelley
                                            Senior Vice President - Law and
                                            General Counsel